August 22, 2003


Securities and Exchange Commission
Washington, D.C. 20549

Re:  Kronos Advanced Technologies, Inc.
       File No. 000-30191

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Kronos Advanced Technologies, Inc. dated August 22, 2003, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP